UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[x ]     Preliminary Proxy Statement
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

         GRANITE DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
Name of Registrant as Specified In Its Charter

--------------------------------------------------------------------------------
Name of Person(s) Filing Proxy Statement

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1) or 14a-6(j)(2).
[ ] $500  for  each  party  to  the  controversy pursuant  to  Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4).

1)  Title of each class of securities       2)  Aggregate number of securities
    to which transaction applies:               to which transaction applies:
-------------------------------------           --------------------------------

3) Per unit price or other underlying           Proposed maximum aggregate value
   value of transaction computed pursuant       of transaction:
   to Exchange Act Rule 0-11:
-----------------------------------------       --------------------------------

Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check the box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:                 2)  Form, Schedule or Registration
                                                Statement No.:
-----------------------------               ------------------------------------


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3)  Filing Party:                           4)  Date Finished:
-----------------------------               ---------------------------------


Item 1.  Date, Time and Place Information
         The Special Stockholders Meeting to which this Proxy Statement applies will be held on June 24, 1997 at 10 A.M. in the conference room at 3030 Bridgeway, Sausalito, California.

         This Proxy Statement is being first sent to security holders on or about June 9, 1997.

Item 2.  Revocability of Proxy
         Proxies may be revoked at any time provided written notice is given to the company before the vote on any particular proposition is called.

Item 3.  Dissenters' Rights of Appraisal
         A security holders failure to vote against any matter to be acted upon will constitute a waiver of his appraisal or similar rights. However, a vote against a proposal will not be deemed to satisfy requirements under State law with respect to appraisal rights.

Item 4.  Persons Making the Solicitation
         This solicitation is being made by the registrant. No Directors have informed the registrant that they intend to oppose any of the matters proposed to be acted on. The cost of the solicitation will be borne by the registrant.

Item 5.  Interests of Certain Persons in Matters to be Acted Upon.
         The Directors and Officers have no substantial interest in any matter to be acted on at this meeting.

Item 6.  Voting Securities and Principal Holders Thereof
         There are 10,972,555 shares of Common stock outstanding each of which is entitled to a single vote for each share held and 650,000 shares of Preferred stock outstanding each of which is entitled to ten votes for each share held. Shareholders of record on June 9, 1997 will be entitled to vote their interests without the right to cumulative voting

Item 7. Directors and Executive Officers Not applicable since no directors are being elected.

Item 8.  Compensation of Directors and Executive Officers
         Not applicable.

Item 9.  Independent Public Accountants
         Not applicable since no independent public accountant has provided services in connection with this solicitation or matters to be acted upon.

Item 10. Compensation Plans
         Not applicable.


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


Item 11.  Authorization or Issuance of Options, Warrants or Rights
          Not applicable.

Item 12.  Authorization or Issuance of Securities
          Not applicable.

Item 13.  Modification or Exchange of Securities
          Not applicable.

Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters
          Not applicable.

Item 15.  Financial and Other Information
          Not applicable since Items 12, 13 and 14 are not applicable.

Item 16.  Acquisition or Disposition of Property
          Not applicable.

Item 17.  Restatement of Accounts
          Not applicable.

Item 18.  Action with Respect to Reports to be Acted Upon
         The purpose of the meeting is to confirm the spin-off of a subsidiary and distribution of shares of the subsidiary to the company's shareholders.

         Substantially all of the shares of a wholly owned subsidiary, Eco-Systems Marketing Corporation (ESM), were sold to Douglas Trust on July 17, 1996 as approved by a resolution of a Special Shareholders Meeting on that date. ESM had no assets or liabilities as of that date. Ninety-five percent of ESM was sold to Douglas Trust for $10, 000 which was paid by the cancellation of $10,000 worth of debt owed Douglas Trust by the company. It was also agreed to distribute the remaining shares of ESM to the shareholders of the company. On April 21, 1997, the name of ESM was changed to Rama Financial Corporation (RFC). The action to be taken at the Special Shareholders meeting on June 24, 1997 is to confirm the spin-off of ESM/RFC and to approve the distribution of five percent of the shares of ESM/RFC to the shareholders of the company.

Item 19.  Matters Not Required to Be Submitted
          Not applicable.

Item 20.  Amendment of Charter, Bylaws or Other Documents
          Not applicable.

Item 21.  Other Proposed Action
          Not applicable.


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



Item 22.  Voting Procedures
         A simple majority vote is required from the shareholders. There are 10,972,555 common shares and 650,000 preferred shares outstanding. Only votes present in person or by proxy at the meeting will be counted.





















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


                        GRANITE DEVELOPMENT CORPORATION.
                              3614 Calle del Sol NE
                              Albuquerque, NM 87110

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jane Kelly, as Proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated below, all the shares of Common Stock of Granite Development Corporation, a Nevada corporation (the "Company") held on record by the undersigned on June 9, 1997 at the Special Meeting of Stockholders to be held on June 24, 1997, and at any adjournment thereof.

1.  SPIN-OFF AND DISTRIBUTION OF RAMA FINANCIAL SHARES

         Approve the spin-off and distribution of shares of Rama Financial Corporation to the shareholders.

         [  ]  VOTE FOR the above action.

         [  ]  WITHHOLD AUTHORITY to vote for the action.

2. In her discretion, to vote upon such other business as may properly come before the Special Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE ACTIONS.

         Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and indicate that execution is by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______________, 1997.

Stockholder Name(s):  ______________________________________________(Print)

-----------------------------                 ---------------------------------
Signature                                            Signature if held jointly

MAIL TO THE ABOVE ADDRESS





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





                           RAMA FINANCIAL CORPORATION


                             DISCLOSURE INFORMATION




                                    June 1997













                           Rama Financial Corporation
                       21 Tamal Vista Boulevard, Suite 205
                         Corte Madera, California 94925
                             Telephone: 415-945-0620
                             Facsimile: 415-945-0061

COMPANY OVERVIEW

Rama Financial Corporation (Rama), a Nevada corporation, is a development stage enterprise engaged in asset management and business development. Rama was incorporated in 1993 as Eco-Systems Marketing Corporation. The company was acquired by the present management in July 1996 and changed its name to Rama Financial Corporation in April 1997.

Rama is negotiating to acquire mineral reserves and other assets which do not currently generate cash flow. The accumulation of these assets into the company, with a consolidated financial statement, will enable the company to provide risk balanced financial guarantees for various investments and projects. As the assets grow, the company expects to participate in high yield investment programs, development, and asset and cash management. The company expects to be compensated for its services and to earn returns on its assets.

OFFICERS AND DIRECTORS

The Company's executives have experience in asset evaluation, asset management, and in public companies.

Robert N. Roningen, Chairman of the Board

Mr. Roeningen is an attorney in private practice. He is involved in real estate development and small business development. He is currently a Director and Vice-President of Leadville Mining and Milling Corporation, a NASDAQ company, and is a former Director and Vice-President of Franklin Consolidated Mining Company. Mr. Roningen received a BA in Geology and a Juris Doctor degree from the University of Minnesota.

Sam Podany, President and Director

Mr. Podany has over 25 years experience in raising venture capital. He is the founder and CEO of Rama Development, Inc., a company which owns numerous mineral leases. He is a former Vice-President of National Hydrocarbon Corporation and a principal in Quattro Ventures. Mr. Podany received a BA in Mathematics and English from the University of Wisconsin.

Douglas Tallant, Vice-President and Director

Mr. Tallant is president of Douglas Financial Corporation, a company specializing in investment banking and corporate finance. He is an entrepreneur experienced in the start-up and operation of companies, and he has successfully managed four public companies. Mr. Tallant received a BA from the University of Oklahoma.


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



Donald L. Trapp, Secretary

Mr. Trapp is a businessman and systems analyst. He currently serves as Executive Vice-President of Douglas Financial Corporation., a company specializing in investment banking and corporate finance. He is a former Division Manager of the Economic Analysis Division at Science Applications International Corporation. Mr. Trapp received a BS from Harvey Mudd College and an MS in Nuclear Engineering from M.I.T. He also attended the Graduate School of Industrial Administration at Carnegie-Mellon University.

SHARES AND SHAREHOLDER EQUITY

The company has the authority to issue up to 10,000,000 Common Shares, par value $0.001, and 1,000,000 Preferred Shares, par value $0.001. There are presently 10,000,000 common shares issued and outstanding.

The Company has an unaudited Shareholder's Equity of approximately $9,750. There is minimal debt.

INCOME TAX CONSEQUENCES

There should be no adverse tax ramifications to the Granite Development Corporation (Granite) shareholders from the distribution of Rama Financial Corporation shares. There are no current earnings and profits or accumulated earnings and profits within Rama and therefore the distribution of Rama stock to shareholders of Granite of record June 9, 1997 as a dividend will be considered a return of capital pursuant to IRC Section 301(c)(2) and then as a gain pursuant to IRC Section 3019(c)(3) to the extent of the excess of fair market value of the Rama shares over the shareholder's basis of Granite shares. The fair market value of Rama shares has been estimated at $0.0012 per share.















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


                           RAMA FINANCIAL CORPORATION
                           Balance Sheet as of 4/30/97


                             ASSETS
                             Current Assets
                                 Cash                                    1,000
                                                                ---------------
                                 Total Current Assets                    1,000
                             Fixed Assets
                                 Furniture & Fixtures                      450
                                 Office Equipment                        3,500
                                                                ---------------
                                 Total Fixed Assets                      3,950
                             Other Assets
                                 Goodwill                               10,000
                                                                ---------------
                                 Total Other Assets                     10,000
                             TOTAL ASSETS                               14,950
                                                                ===============

                             LIABILITIES & EQUITY
                             Current Liabilities
                                 Accounts Payable                          250
                                 Loan Payable                            4,950
                                                                ---------------
                             Total Liabilities                           5,200
                             Equity                                      9,750
                             TOTAL LIABILITIES & EQUITY                 14,950
                                                                ===============



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